SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 2, 2004
(Date of earliest event reported)

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SUMMIT FINANCIAL SERVICES GROUP, INC.

(formerly, Summit Brokerage Services, Inc.)
(Exact name of registrant as specified in its charter)

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Florida (State or other jurisdiction of incorporation or organization)	0-29337 (Commission File Number)	05-0577932 (IRS Employer Identification No.)

980 North Federal Highway
Suite 310
Boca Raton, Florida 33432
(Address of principal executive offices, zip code)

(561) 338-2800
(Registrant’s telephone number, including area code)

Item 5. Other Events.
Item 7. Exhibits.
Signature Page
EXHIBIT INDEX
Ex-2.1 Articles of Merger
Ex-2.2 Agreement & Plan of Merger
Ex-2.3 Amendment to Agreement & Plan of Merger
Ex-3.1 Amended Articles of Incorporation
Ex-3.2 Summit By-Laws

Item 5. Other Events.

     Effective March 2, 2004, Summit Brokerage Services, Inc., a Florida corporation (“Summit Brokerage”), reorganized into a holding company structure (the “Reorganization”), whereby Summit Financial Services Group, Inc., a Florida corporation (the “Company”), became the parent of Summit Brokerage. The Reorganization is intended to provide greater flexibility for expansion, broaden the alternatives available for future financings and generally provide for greater administrative and operational flexibility.

     To effect the Reorganization, an Agreement and Plan of Merger, dated July 17, 2003, was entered into by and among Summit Brokerage, the Company and Summit Transitory Sub, Inc., a Florida corporation (the “Merger Agreement”), a copy of which is attached as an exhibit to this report. In connection with the Reorganization, the Company filed with the SEC a Form S-4 registration statement (No. 333-108818) which the SEC declared effective on February 10, 2004. A proxy statement/prospectus was mailed to shareholders of Summit Brokerage in connection with its annual meeting of shareholders and on February 26, 2004, the holders of a majority of Summit Brokerage’s outstanding capital stock entitled to vote thereon approved the Reorganization pursuant to which the Merger Sub merged with and into Summit Brokerage (the “Merger”), with Summit Brokerage as the surviving corporation. Articles of Merger were filed with the Florida Department of State and the effective date of the Reorganization is March 2, 2004. Summit Brokerage became a wholly-owned subsidiary of the Company as a result of the Merger.

     As a result of the Merger, (i) each issued and outstanding share of common stock of Summit Brokerage, par value $.0001 per share, was converted into one fully paid and non-assessable issued and outstanding share of the Company, par value $.0001 per share, (ii) each issued and outstanding share of preferred stock of Summit Brokerage, par value $.0001 per share, was converted into one fully paid and non-assessable issued and outstanding share of preferred stock of the Company, par value $.0001 per share, and (iii) each outstanding option to purchase shares of common stock of Summit Brokerage was converted into an option to purchase the same number of shares of common stock of the Company, and (iv) each outstanding warrant to purchase shares of common stock of Summit Brokerage was converted into a warrant to purchase the same number of shares of common stock of the Company. As a result, Summit Brokerage securities holders now hold capital stock, options and warrants in the Company and not Summit Brokerage. Accordingly, certificates representing shares of capital stock of Summit Brokerage will be exchanged for certificates representing shares of capital stock of the Company pursuant to instructions to be sent to shareholders; and stock option and warrant agreements representing options and warrants to buy capital stock of Summit Brokerage now represent options and warrants to buy capital stock of the Company.

     Prior to the Merger, the common stock of Summit Brokerage was registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon the consummation of the Merger, the common stock of the Company was automatically deemed registered under Section 12(b) of the Exchange Act, pursuant to Rule 12g-3(a) of the Exchange Act.

     The Company’s common stock is trading on the Over-the-Counter Bulletin Board under the symbol “SFNS”, effective March 2, 2004.

Item 7. Exhibits.

Exhibit No.	Item
2.1	Articles of Merger of Summit Brokerage Services, Inc. and Summit Transitory Sub, Inc. (“Merger Sub”) under which Summit Brokerage Services, Inc. is the surviving entity and wholly-owned subsidiary of Summit Financial Services Group, Inc., as filed with the Florida Department of State.

2.2	Agreement and Plan of Merger by and among Summit Brokerage Services, Inc., Summit Financial Services Group, Inc. and Merger Sub, Inc. dated July 17, 2003.

2.3	Amendment to Agreement and Plan of Merger dated February 27, 2004.

3.1	Amended and Restated Articles of Incorporation of Summit Financial Services Group, Inc.

3.2	Bylaws of Summit Financial Services Group, Inc.

4.1	Form of Common Stock Certificate of Summit Financial Services Group, Inc. (Incorporated by reference to the Form S-4 Registration Statement of Summit Financial Services Group, Inc., File No. 333-108818)

Signature Page

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT HOLDING GROUP, INC.

Date: March 2, 2004	By:	/s/ Marshall T. Leeds

Marshall T. Leeds, Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Item
2.1	Articles of Merger of Summit Brokerage Services, Inc. and Summit Transitory Sub, Inc. (“Merger Sub”) under which Summit Brokerage Services, Inc. is the surviving entity and wholly-owned subsidiary of Summit Financial Services Group, Inc., as filed with the Florida Department of State.

2.2	Agreement and Plan of Merger by and among Summit Brokerage Services, Inc., Summit Financial Services Group, Inc. and Merger Sub, Inc. dated July 17, 2003.

2.3	Amendment to Agreement and Plan of Merger dated February 27, 2004.

3.1	Amended and Restated Articles of Incorporation of Summit Financial Services Group, Inc.

3.2	Bylaws of Summit Financial Services Group, Inc.